UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 5, 2018

Dine Brands Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

450 North Brand Boulevard, Glendale, California		91203-2306
(Address of principal executive offices)		(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 5, 2018 (the “Closing Date”), Applebee’s Funding LLC and IHOP Funding LLC (“Co-Issuers”), each a special purpose wholly-owned indirect subsidiary of Dine Brands Global, Inc. (the “Corporation”) entered into a financing facility that allows for drawings of up to $225 million of variable funding notes on a revolving basis and the issuance of letters of credit (“Variable Funding Notes”). The Variable Funding Notes were issued under the Base Indenture, dated September 30, 2014, as amended, among the Co-Issuers and Citibank, N.A., as Trustee and Securities Intermediary and previously filed as Exhibit 4.1 to the Corporation’s Current Report on Form 8-K on October 3, 2014 (“Base Indenture”), and the Series 2018-1 Supplement to the Base Indenture, dated September 5, 2018, among the Co-Issuers and Citibank, N.A., as Trustee and the 2018-1 Securities Intermediary (“Series 2018-1 Supplement”), a copy of which is attached hereto as Exhibit 4.1. Drawings and certain additional terms related to the Variable Funding Notes are governed by the Class A-1 Note Purchase Agreement, dated September 5, 2018, among the Co-Issuers, certain special-purpose, wholly-owned indirect subsidiaries of the Corporation, each as a Guarantor, the Corporation, as manager, certain conduit investors, financial institutions and funding agents, and Barclays Bank PLC, as provider of letters credit, swingline lender and administrative agent (the “Purchase Agreement”), a copy of which is attached hereto as Exhibit 10.1.

The Variable Funding Notes will be governed, in part, by the Purchase Agreement and by certain generally applicable terms contained in the Base Indenture and the Series 2018-1 Supplement. The applicable interest rate under the Variable Funding Note depends on the type of borrowing by the Co-Issuers. The applicable interest rate for advances is generally calculated at a per annum rate equal to the commercial paper funding rate or one-, two-, three- or six-month Eurodollar Funding Rate, in either case, plus 2.15%. The applicable interest rate for swingline advances and unreimbursed draws on outstanding letters of credit is a per annum base rate equal to the sum of (a) 1.15% plus (b) the greater of (i) the Prime Rate in effect from time to time, (ii) the Federal Funds Rate in effect from time to time plus 0.50% and (iii) the one-month Eurodollar Funding Rate plus 1.00%. There is an upfront fee of 1% and a fee of 50 basis points on any unused portion of the Variable Funding Notes facility. Undrawn face amounts of outstanding letters of credit that are not cash collateralized accrue a fee of 2.15% per annum. It is anticipated that the principal and interest on the Variable Funding Notes will be repaid in full on or prior to September 7, 2021 (the “Anticipated Repayment Date”), subject to four additional one-year extensions at the option of the Corporation upon the satisfaction of certain conditions. The Variable Funding Notes and other credit instruments issued under the Purchase Agreement are secured by the collateral described in the Base Indenture and the Guarantee and Collateral Agreement, dated September 30, 2014, by certain special-purpose, wholly-owned indirect subsidiaries of the Corporation, each as a Guarantor, in favor of Citibank, N.A., as Trustee and previously filed as Exhibit 10.2 to the Corporation’s Current Report on Form 8-K on October 3, 2014 (the “Guarantee and Collateral Agreement”).

In connection with the above transaction, the Corporation also amended and restated the Management Agreement, dated September 30, 2014 (the “Management Agreement”), among the Co-Issuers, other securitization entities party thereto from time to time, the Corporation, Applebee’s Services, Inc. and International House of Pancakes, LLC as Sub-managers and Citibank, N.A., as Trustee, a copy of which is attached hereto as Exhibit 10.2, to revise the calculation of the weekly management fee and to make certain other revisions. The Corporation also amended the Base Indenture to, among other things, make certain administrative and definitional updates.

The above descriptions of the Base Indenture, the Series 2018-1 Supplement, the Purchase Agreement, the Guarantee and Collateral Agreement, and the Management Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements referenced and attached hereto as Exhibit 4.1, 10.1 and 10.2 or previously filed as indicated above and in each case incorporated herein by reference.

Item 1.02	Termination of Material Definitive Agreement.

In connection with the Variable Funding Notes above, on September 5, 2018, the Corporation repaid the entire outstanding principal amount of the Corporation’s $100 million revolving financing facility under certain Series 2014-1 Class A-1 Notes pursuant to the Base Indenture and the Series 2014-1 Supplement to the Base Indenture, dated September 30, 2014, among the Co-Issuers and Citibank, N.A., as Trustee and Series 2014-1 Securities Intermediary (“Series 2014-1 Supplement”) which was previously filed as Exhibit 4.2 to the Corporation’s Current Report on Form 8-K on October 3, 2014 and terminated the corresponding Class A-1 Note Purchase Agreement, dated September 30, 2014, among the Co-Issuers, certain special-purpose, wholly-owned indirect subsidiaries of the Corporation, each as a Guarantor, certain conduit investors, financial institutions and funding agents, and Cooperatieve Centrale Raiffeisen-Boerenleenbank, B.A., “Rabobank Nederland,” New York Branch, as provider of letters of credit, as swingline lender and as administrative agent (“2014 Purchase Agreement”) which was previously filed as Exhibit 10.1 to the Corporation’s Current Report on Form 8-K on October 3, 2014.

The above descriptions of the Base Indenture, the Series 2014-1 Supplement and the 2014 Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the previously filed as indicated above and in each case incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

On September 5, 2018, the Corporation issued a press release announcing the completion of the Variable Funding Notes financing transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	Supplemental Indenture, dated September 5, 2018, among Applebee’s Funding LLC and IHOP Funding LLC, each a Co-Issuer, and Citibank N.A., as Trustee and Series 2018-1 Securities Intermediary

10.1	Class A-1 Note Purchase Agreement, dated September 5, 2018, among Applebee’s Funding LLC and IHOP Funding LLC, each a Co-Issuer, certain special-purpose, wholly-owned indirect subsidiaries of the Corporation, each as a Guarantor, the Corporation, as manager, certain conduit investors, financial institutions and funding agents, Barclays Bank PLC as provider of letters credit and swingline lender and as administrative agent.

10.2	Amended and Restated Management Agreement, dated September 5, 2018, among Applebee’s Funding LLC and IHOP Funding LLC, each a Co-Issuer, other securitization entities party thereto from time to time, the Corporation, Applebee’s Services, Inc. and International House of Pancakes, LLC as Sub-managers and Citibank, N.A., as Trustee

99.1	Press Release regarding the Corporation’s completion of the Variable Funding Notes transaction issued by the Corporation on September 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 5, 2018	DINE BRANDS GLOBAL, INC.

	By:	/s/ Thomas H. Song
Thomas H. Song Chief Financial Officer